Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
December 31, 1996



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              5.7866%



        Excess Protection Level
          3 Month Average   4.24%
          December, 1996   5.51%
          November, 1996   2.97%
          October, 1996  N/A


        Cash Yield                                  17.30%


        Investor Charge Offs                         3.97%


        Base Rate                                    7.82%


        Over 35 Day Delinquency                      4.52%


        Seller's Interest                           17.12%


        Total Payment Rate                          11.85%


        Total Principal Balance                     $23,372,253,332.68


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $4,000,325,814.19